Exhibit 99.1

Satsuma Pharmaceuticals, Inc.

SNBL to Acquire Satsuma Pharmaceuticals

Transaction delivers immediate value and liquidity to Satsuma stockholders

SNBL to acquire all outstanding shares of Satsuma for upfront cash consideration of $0.91 per share

Satsuma stockholders to also receive non-tradeable CVR of up to $5.77 per share

With the goal of maximizing value for stockholders, Satsuma’s Board has carefully considered strategic options for Satsuma and STS101 and fully supports this transaction with SNBL

South San Francisco, CA, April 16, 2023 – Satsuma Pharmaceuticals, Inc. (“Satsuma”) (Nasdaq: STSA) today announced that it has entered into a definitive agreement to be acquired by Shin Nippon Biomedical Laboratories, Ltd. (TSE: 2395, “SNBL”) for $0.91 in cash per share at the closing of the transaction plus one non-tradeable contingent value right (“CVR”) of up to $5.77 per share. The CVR is payable pursuant to the future sale, license, or any other monetization events related to STS101 (dihydroergotamine (DHE) nasal powder), a novel investigational therapeutic product candidate for the acute treatment of migraine, (subject to certain terms and conditions, as set forth in more detail below). Satsuma submitted a New Drug Application (“NDA”) to the U.S. Food and Drug Administration (“FDA”) in March 2023 for STS101, which incorporates nasal powder formulation and delivery device technologies developed by SNBL and exclusively licensed by Satsuma.

“We are very pleased to announce that SNBL will be involved in the launch of this novel intranasal drug, which was developed based on SNBL’s novel intranasal drug delivery platform technology, pending potential FDA approval,” commented Dr. Ryoichi Nagata, Chairman and President of SNBL. “We believe that STS101 will contribute to improving the quality of life of patients suffering from migraine. Consistent with SNBL’s corporate mission ‘to support drug discovery and the advancement of medical technology to relieve human suffering,’ we look forward to STS101 potentially becoming a treatment option for people with migraine as soon as possible.”

“After carefully and comprehensively considering strategic options for Satsuma and STS101, the Satsuma Board of Directors believes that the acquisition of Satsuma by SNBL is the best strategic alternative for Satsuma and that this transaction will maximize value for our stockholders,” stated John Kollins, President and Chief Executive Officer of Satsuma. “We are pleased that SNBL shares our vision that STS101 has the potential to become an important and widely-prescribed acute treatment for migraine that can address the significant unmet needs of many people with migraine.”

Transaction Details

Under the terms of the definitive agreement, which has been approved by the boards of directors of both SNBL and Satsuma, SNBL will commence a tender offer for all outstanding shares of common stock of Satsuma for a price of $0.91 per share in cash plus one non-tradeable CVR worth up to $5.77 per share in cash (the “Tender Offer”). CVR holders will be entitled to receive payments related to proceeds received by SNBL in a future transaction involving STS101, including a potential sale, license, or other grant of rights (“Monetization Event”). The CVR is based on cumulative proceeds received by SNBL from the Monetization Event after making certain deductions.

Satsuma Pharmaceuticals, Inc.

The Satsuma Board of Directors recommends that Satsuma stockholders tender their shares in the Tender Offer. Promptly upon successful completion of the Tender Offer, the acquisition subsidiary will be merged into Satsuma, and any remaining shares of common stock of Satsuma that were not tendered in the Tender Offer will be canceled and converted into the right to receive the same consideration payable in the Tender Offer.

Closing Conditions

Consummation of the transaction is subject to customary closing conditions, including the tender of a majority of Satsuma’s outstanding shares of common stock. The Tender Offer period is expected to commence in the next few weeks and to expire 20 business days after its commencement, unless otherwise extended. If the Tender Offer conditions are not satisfied, SNBL may be required to extend the Tender Offer under certain circumstances.

Advisors

Lazard acted as lead financial advisor and Houlihan Lokey also acted as financial advisor to Satsuma. Latham & Watkins LLP is acting as Satsuma’s legal advisor.

Wilson Sonsini Goodrich & Rosati is acting as legal advisor to SNBL.

About Satsuma Pharmaceuticals, Inc.

Satsuma Pharmaceuticals is a development-stage biopharmaceutical company developing a novel therapeutic product, STS101, for the acute treatment of migraine. STS101 is a unique and proprietary nasal powder formulation of the well-established anti-migraine drug, dihydroergotamine mesylate (“DHE”), administered via Satsuma’s proprietary nasal delivery device. STS101 incorporates nasal powder formulation and delivery device technologies developed by SNBL and exclusively licensed by Satsuma.

Satsuma is headquartered in South San Francisco, California with operations in both California and Research Triangle Park, North Carolina.

Cautionary Notice Regarding Forward-Looking Statements

This document contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995 relating to the proposed acquisition of Satsuma by SNBL. In some cases, forward-looking statements may be identified by terminology such as “believe,” “may,” “will,” “should”, “predict”, “goal”, “strategy”, “potentially,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “would,” “project,” “plan,” “expect,” “seek” and similar expressions and variations thereof. These and other similar words are intended to identify forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the structure, timing and completion of the proposed transaction; the ability to complete the transactions contemplated by the merger agreement, including the parties’ ability to satisfy the conditions to the consummation of the offer contemplated thereby and the other conditions set forth in the merger agreement; beliefs, expectations and statements about the benefits sought to be achieved in the proposed transaction; the estimated value of the acquisition for Satsuma stockholders; the potential effects of the acquisition on the parties and respective stockholders; the future operations of Satsuma, including with respect to the continued development of Satsuma’s STS101; the possibility that the conditions to payment under the CVRs will be

Satsuma Pharmaceuticals, Inc.

met; the possibility of any termination of the merger agreement; the potential benefits and success of STS101; the timing and outcome of FDA review of the NDA submitted by Satsuma to the FDA in March 2023 for STS101; expectations regarding potential applications of STS101 to treat migraines; and the timing of Satsuma’s presentation of clinical data and the timing and nature of Satsuma’s manufacturing activities. Satsuma has based these forward-looking statements on current expectations and projections about future events and trends that Satsuma believes may affect the financial condition, results of operations, business strategy, short-term and long-term business operations and objectives and financial needs of SNBL and Satsuma, but there can be no guarantee that such expectations and projections will prove accurate in the future.

All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Actual results may differ materially from current expectations because of risks associated with uncertainties as to the timing of the offer and the subsequent merger; uncertainties as to the number of Satsuma’s stockholders that will tender their shares in the offer; the risk that competing offers or acquisition proposals will be made; the possibility that various conditions to the consummation of the merger and the offer contemplated thereby may not be satisfied or waived; the effects of disruption from the transactions contemplated by the merger agreement on Satsuma’s business and the fact that the announcement and pendency of the transactions may make it more difficult to establish or maintain relationships with employees, suppliers and other business partners; and the risk that shareholder litigation in connection with the offer or the merger may result in significant costs of defense, indemnification and liability. Moreover, SNBL and Satsuma operate in very competitive and rapidly changing environments, and new risks emerge from time to time. Although Satsuma believes that the expectations reflected in such forward-looking statements are reasonable, Satsuma cannot guarantee future events, results, actions, levels of activity, performance or achievements, business and market conditions, the timing and results of biotechnology development and potential regulatory approval and whether the conditions to the closing of the proposed transaction are satisfied on the expected timetable or at all. Forward-looking statements are also subject to risks and uncertainties pertaining to the business of Satsuma, including those set forth in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Satsuma’s Annual Report on Form 10-K for the year ended December 31, 2022, which is on file with the SEC and available on the SEC’s website at www.sec.gov. In addition to the risks described above and in Satsuma’s other filings with the SEC, other unknown or unpredictable factors could also affect Satsuma’s results. No forward-looking statements can be guaranteed and actual results may differ materially from such statements. The information contained in this document is provided only as of the date hereof, and no party undertakes any obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof, except as required by law.

Important Additional Information and Where to Find It

The Tender Offer for the outstanding shares of common stock of Satsuma has not yet commenced. This communication is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell shares of Satsuma common stock, nor is it a substitute for the Tender Offer materials that SNBL and its acquisition subsidiary will file with the SEC upon commencement of the Tender Offer. At the time the Tender Offer is commenced, SNBL will file a Tender Offer Statement on Schedule TO (“Tender Offer Statement”) with the SEC, and thereafter Satsuma will file a solicitation/recommendation statement on Schedule 14D-9 (“Schedule 14D-9 Solicitation Statement”) with respect to the Tender Offer. Both the Tender Offer Statement and the Schedule 14D-9 Solicitation Statement will be mailed to Satsuma’s stockholders free of charge. A free copy of the Tender Offer Statement and the Schedule 14D-9 Solicitation Statement will also be made available to all stockholders of Satsuma by contacting Satsuma at info@satsumarx.com or by phone at (650) 410-3200. In addition, the Tender Offer

Satsuma Pharmaceuticals, Inc.

Statement, the related letter of transmittal and certain other Tender Offer documents and the Schedule 14D-9 Solicitation Statement (and all other documents filed with the SEC) will be available at no charge on the SEC’s website: www.sec.gov, upon filing with the SEC. In addition to these documents, Satsuma files annual, quarterly and current reports and other information with the SEC. These filings with the SEC are also available to the public for free at the SEC’s website. In addition, the Schedule 14D-9 Solicitation Statement and the other documents filed by the Satsuma with the SEC are available to all stockholders of Satsuma free of charge at http://investors.Satsumarx.com.

SATSUMA’S STOCKHOLDERS ARE ADVISED TO READ THE SCHEDULE TO AND THE SCHEDULE 14D-9 SOLICITATION STATEMENT CAREFULLY, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BEFORE THEY MAKE ANY DECISION WITH RESPECT TO THE TENDER OFFER, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES THERETO, AS WELL AS IMPORTANT INFORMATION THAT HOLDERS OF SHARES OF SATSUMA’S COMMON STOCK SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR SHARES.

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INVESTOR AND CORPORATE CONTACTS:

Satsuma Pharmaceuticals, Inc.

Corey Davis, PhD

LifeSci Advisors, LLC

212-915-2577

cdavis@lifesciadvisors.com

Tom O’Neil, Chief Financial Officer

Satsuma Pharmaceuticals, Inc.

tom@satsumarx.com

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